SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 19, 2004

SUPPORTSOFT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

575 Broadway, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 556-9440

(Registrant’s telephone number,

including area code)

Item 12. Results of Operations and Financial Condition.

On April 19, 2004, SupportSoft, Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2004, and intends to present additional information during a related conference call held on April 19, 2004. The press release and the conference call contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued April 19, 2004 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”). The information in this Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibits

Exhibit 99.1	Press Release dated April 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2004

SUPPORTSOFT, INC.

By:	/s/ Brian M. Beattie
Brian M. Beattie
Executive Vice President of Finance and Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 19, 2004